UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2018

BYLINE BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38139	36-3012593
(Commission File Number)	(I.R.S. Employer Identification No.)

180 North LaSalle Street, Suite 300 Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(773) 244-7000

Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 1, 2018, Byline Bancorp, Inc. (“Byline”) filed a Current Report on Form 8-K dated May 31, 2018 (“the Form 8-K”) to report, among other things, under Item 2.01, the completion of its acquisition of First Evanston Bancorp, Inc. (“First Evanston”), which occurred on May 31, 2018.  In that filing, Byline indicated that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01 of Form 8-K. This amendment is being filed to provide such financial information.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

The audited consolidated balance sheets as of December 31, 2017 and 2016, and the audited consolidated statements of income, comprehensive income, stockholders’ equity and cash flows for the years ended December 31, 2017 and 2016, and the accompanying notes thereto, of First Evanston Bancorp, Inc. and related Independent Auditor’s Report, are filed as Exhibit 99.1hereto and incorporated herein by reference.

The unaudited condensed consolidated balance sheet as of March 31, 2018, and the unaudited condensed consolidated statements of income, comprehensive income, stockholders’ equity and cash flows for the three months ended March 31, 2018 and 2017, and the accompanying notes thereto, of First Evanston Bancorp, Inc., are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined condensed consolidated financial information of Byline Bancorp, Inc. required by this item is filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1Consent of Crowe LLP

99.1

Audited consolidated balance sheets as of December 31, 2017 and 2016, and the audited consolidated statements of income, comprehensive income, equity and cash flows for the years ended December 31, 2017 and 2016, and the accompanying notes thereto, of First Evanston Bancorp, Inc., and related Independent Auditor’s Report.

99.2

Unaudited condensed consolidated balance sheet as of March 31, 2018 and the unaudited condensed consolidated statements of income, comprehensive income, equity and cash flows for the three months ended March 31, 2018 and 2017, and the accompanying notes thereto, of First Evanston Bancorp, Inc.

99.3

Unaudited Pro Forma Combined Condensed Consolidated Financial Information of Byline Bancorp, Inc. as of March 31, 2018 and for the three months ended March 31, 2018 and the year ended December 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYLINE BANCORP, INC.

Date: August 10, 2018	By:	/s/ Alberto J. Paracchini
	Name:	Alberto J. Paracchini
	Title:	President and Chief Executive Officer

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